                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                         AMERICAN VANGUARD CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          AMERICAN VANGUARD CORPORATION
                        4695 MacArthur Court, Suite 1250
                         Newport Beach, California 92660



                                  May 28, 2001



Dear Shareholder:

     It is our pleasure to invite you to American Vanguard's Annual Meeting of Stockholders in Newport Beach, California on June 22, 2001. In the following pages you will find information about the meeting plus a Proxy Statement.

     If you cannot be with us in person, please be sure to vote your shares by proxy. Just mark, sign and date the enclosed proxy card and return it in the postage-paid envelope.

     We are grateful for your continuing interest in the Company. In person or by proxy, your vote is important. Thank you.

                                           Sincerely,

                                           AMERICAN VANGUARD CORPORATION


                                           /s/ ERIC G. WINTEMUTE
                                           -------------------------------------
                                               Eric G. Wintemute
                                               President and Chief Executive
                                               Officer

                          AMERICAN VANGUARD CORPORATION
                        4695 MacArthur Blvd., Suite 1250
                             Newport Beach, CA 92660

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                            To Be Held June 22, 2001

To the Stockholders of American Vanguard Corporation:

     The Annual Meeting of the Stockholders (the "Annual Meeting") of American Vanguard Corporation, a Delaware corporation, will be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, on Friday, June 22, 2001. The meeting will begin promptly at 1:00 p.m. Matters to be voted on at the meeting are:

     1.   To elect seven directors for the ensuing year;

     2. To act upon a proposal to approve the American Vanguard Corporation Employee Stock Purchase Plan; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Stockholders of record at the close of business on May 18, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A copy of the Company's Annual Report, including financial statements for the year ended December 31, 2000, is enclosed with this Notice.

     It is important that your shares be represented whether or not you plan to attend the Annual Meeting. Please sign, date, and return the enclosed proxy in the enclosed postage- paid return envelope. All shares represented by the enclosed proxy, if the proxy is properly executed and returned, will be voted as you direct. If you attend the meeting, you may withdraw your proxy at that time and vote your shares in person.

                                          By Order of the Board of Directors


                                          /s/ JAMES A. BARRY
                                          --------------------------------------
                                              James A. Barry
                                              Senior Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary

Newport Beach, California
May 28, 2001

--------------------------------------------------------------------------------

                          AMERICAN VANGUARD CORPORATION
                              4695 MACARTHUR COURT
                             NEWPORT BEACH, CA 92660

                                  -------------

                                 PROXY STATEMENT

                                  -------------

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2001

                  PROXY SOLICITATION BY THE BOARD OF DIRECTORS



     This statement is furnished in connection with the Annual Meeting of Stockholders to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, at 1:00 p.m on June 22, 2001. Stockholders of record at the close of business on May 18, 2001 will be entitled to vote at the meeting.

     Proxies are being solicited by the Board of Directors of the Company. The Company will bear all costs of the solicitation. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and other employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone, telecommunication, or other similar means to obtain proxies. If the enclosed proxy is executed and returned, the shares represented by the proxy will be voted as specified therein. If a proxy is signed and returned without specifying choices, the shares will be voted "FOR" the election of each nominee for director as set forth in the Notice of Annual Meeting, "FOR" the proposal to approve the Company's Employee Stock Purchase Plan and in the proxies' discretion as to other matters that may properly come before the Annual Meeting.

     Any stockholder has the power to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by (i) filing with the Company's Secretary written revocation of his or her proxy, (ii) giving a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. Attendance by a stockholder at the Annual Meeting will not in itself revoke his or her proxy. This Proxy Statement is being mailed to stockholders on or about May 28, 2001.

     The Board of Directors has fixed the close of business on May 18, 2001, as the record date for the purpose of determining the stockholders entitled to notice of and to vote at the Annual Meeting. The Company has only two authorized classes of shares, Preferred and Common Stock, each with a par value of $0.10 per share. There are 400,000 shares of Preferred Stock authorized, none of which have been issued. There

--------------------------------------------------------------------------------


are 10,000,000 shares of Common Stock authorized, and, as of May 18, 2001, 2,867,624 are outstanding. Each stockholder will be entitled to one vote, in person or by proxy, for each share standing in his or her name on the Company's books as of the record date. Each holder of Common Stock may cumulate his or her votes for directors giving one candidate a number of votes equal to the product of the number of directors to be elected times the number of shares of Common Stock held by such holder, or he or she may distribute his or her votes on the same principle among as many candidates as he or she shall see fit. For a holder of Common Stock to exercise his or her cumulative voting rights, he or she must give notice at the Annual Meeting, prior to the commencement of voting, of his or her intention to cumulate his or her votes. If any holder of Common Stock gives such notice, then every holder of Common Stock entitled to vote may cumulate his or her votes for candidates in nomination.

     The seven directors to be elected by the holders of Common Stock shall be the seven candidates receiving the highest number of votes cast by holders of Common Stock. Discretionary authority to cumulate votes is hereby solicited by the Board and return of the Proxy shall grant such authority.

     Shares represented by proxies which are marked "withhold authority" or to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matter. Proxies relating to "street name" shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at the meeting as to any matter for which non-vote is indicated on the broker's proxy.

     IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE "FOR" THE ELECTION OF ALL SEVEN NOMINEES FOR DIRECTOR IDENTIFIED BELOW UNLESS AUTHORITY IS WITHHELD BY THE STOCKHOLDER GRANTING THE PROXY. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY THE BOARD, UNLESS THE STOCKHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS.

                         ITEM I - ELECTION OF DIRECTORS

     The Board of Directors of the Company is elected annually. The Certificate of Incorporation and Bylaws of the Company currently provide that the number of directors of the Company shall not be more than nine nor less than three. The Board has determined by resolution, that it shall consist of seven Members. Seven directors are to be elected at the Annual Meeting and will hold office from the time of the

--------------------------------------------------------------------------------


election until the next Annual Meeting and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.

     The following sets forth the names and certain information with respect to the persons nominated for election as directors, all of whom have had the same principal occupation for more than the past five years, except as otherwise noted. All such nominees have consented to serve, and all nominees are now directors, and were elected by the stockholders at the 2000 Annual Meeting of Stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IDENTIFIED
BELOW.

NOMINEES FOR ELECTION AS DIRECTORS

HERBERT A. KRAFT has served as Co-Chairman of the Board since July 1994. Mr. Kraft served as Chairman of the Board and Chief Executive Officer from 1969 to July 1994. Age 77.

GLENN A. WINTEMUTE has served as Co-Chairman of the Board since July 1994. Mr. Wintemute served as President of the Company and all operating subsidiaries from 1984 to July 1994 and was elected a director in 1971. He served as President of Amvac Chemical Corporation ("AMVAC") from 1963 to July 1994. Age 76.

ERIC G. WINTEMUTE has served as a director of the Company since 1994. Mr. Wintemute has also served as President and Chief Executive Officer since July 1994. He was appointed Executive Vice President and Chief Operating Officer of the Company in January 1994. Age 45.

JAMES A. BARRY has served as a director of the Company since 1994. Mr. Barry was appointed Senior Vice President in February 1998 and Secretary in August 1998. He has served as Treasurer since July 1994 and as Chief Financial Officer of the Company and all operating subsidiaries since 1987. He also served as Vice President from 1990 through January 1998 and as Assistant Secretary from June 1990 to July 1998. From 1990 to July 1994, he also served as Assistant Treasurer. Age 50.

JAY R. HARRIS has served as director of the Company since March 2000. Mr. Harris is President and Co-Founder of Goldsmith & Harris, a broker dealer providing investment research to institutional and professional investors. He has held this position since 1982, the year Goldsmith & Harris (or its predecessors) was founded. Mr. Harris is also a professional investor. Age 66

JOHN B. MILES has served as director of the Company since 1999. Mr. Miles is a Partner with the law firm McDermott Will & Emery and has held the position of partner since 1987. Prior to 1987, Mr. Miles was a partner with Kadison Pfaelzer Woodward Quinn & Rossi. Mr. Miles has previously served on boards of directors for public and private corporations. Age 57.

--------------------------------------------------------------------------------


CARL R. SODERLIND has served as director since June 2000. Mr. Soderlind is Chairman and Chief Executive Officer of Golden Bear Oil Specialties a producer of niche specialty oil and chemical products used in a variety of industrial applications. Mr. Soderlind has held this position since 1997. From 1961 to 1996 he served in various capacities of Witco Corporation, with his most recent position being Senior Executive Vice President and member of the Management Committee. Age 67

DIRECTORS' FEES AND OTHER ARRANGEMENTS

     During 2000, non-employee directors received $2,000 for each regular or special Board meeting attended and a fee of $1,000 for each Committee meeting attended.

     Effective with a non-employee director's first election to the Board (commencing with the 1996 election), he or she receives an option to purchase 2,500 shares of the Company's Common Stock. Additionally, should any non-employee member of the Board be re-elected to a succeeding term, an additional option for 1,000 shares will be granted on the date of the Board member's re-election. The exercise price(s) per share shall be the closing price as of the close of business on the day immediately preceding the date the Board member is elected or was re-elected. The options may be exercised in whole or in part from time to time, within five years from the date of grant, provided that such option shall lapse and cease to be exercisable as a result of the resignation of or failure to be re-elected, in which event such period shall not exceed twelve months after the date of resignation or election; or such option shall lapse and cease to be exercisable immediately as a result of death or death shall have occurred following the resignation of or failure to be re-elected and while the option was still exercisable. There were no stock options exercised during the year ended December 31, 2000.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors met five times during the last fiscal year. The Board of Directors has Audit and Compensation committees.

     The Compensation Committee is composed of Messrs. Jay R. Harris and Carl R. Soderlind. The Committee met twice during the last fiscal year. The Compensation Committee's principal responsibility is to review and make recommendations regarding executive compensation policies and periodically review and approve or make recommendations with respect to matters involving executive compensation, to take or to review and make recommendations to the Board regarding employee benefit plans or programs and to serve as a counseling committee to the Chief Executive Officer regarding matters of key personnel selection, organization strategies and such other matters as the Board may from time to time direct.

--------------------------------------------------------------------------------


     The Audit Committee is composed of independent directors for which information regarding the functions performed by the Committee and its membership is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A. The Committee held two meetings during fiscal year 2000.

REPORT OF THE AUDIT COMMITTEE

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this proxy statement as Appendix A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with BDO Seidman, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from BDO Seidman, LLP, a letter providing the disclosures required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees) with respect to any relationships between BDO Seidman, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. BDO Seidman, LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual

--------------------------------------------------------------------------------


Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

Jay R. Harris
John B. Miles
Carl R. Soderlind

March 2, 2001

--------------------------------------------------------------------------------


                              BENEFICIAL OWNERSHIP

The following table sets forth certain information, as of May 18, 2001, with respect to the Common Stock owned by (i) each director or nominee of the Company and the Named Executive Officers (as defined herein under the heading "Executive Compensation and Other Information"), (ii) all directors and executive officers of the Company as a group and (iii) each party known to the Company to beneficially own more than 5% of the Company's issued and outstanding Common Stock.

                                Amount and Nature(a)
      Name of                       of Beneficial           Percent
  Beneficial Owner                    Ownership             of Class
  ----------------              --------------------        --------
Herbert A. Kraft                      696,754(b)              24.3
Glenn A. Wintemute                    660,493(c)              23.0
Goldsmith & Harris, et al             114,147(d)               4.0
Jay R. Harris                         151,595(e)               5.4
Eric G. Wintemute                      87,002(f)               3.0
Bob Gilbane                            62,540                  2.2
David B. Cassidy                       48,400(g)               1.7
Glen D. Johnson                        24,200(h)                --(k)
James A. Barry                          2,299                   --(k)
John B. Miles                           4,125(i)                --(k)
Carl R. Soderlind                       6,428(j)                --(k)
All Directors and Officers          1,747,061                 58.8
 as a Group (13 persons)

--------------------------

(a) Record and Beneficial

(b) Mr. Kraft owns all of his shares with his spouse in a family trust, except as to 1,730 shares held in an Individual Retirement Account.

(c) This figure includes 13,443 shares of Common Stock owned by Mr. G. A. Wintemute's minor child for which Mr. Wintemute is a trustee and disclaims beneficial ownership.

(d) This figure does not include shares beneficially owned by Jay R. Harris. Mr. Harris is a control person of Goldsmith & Harris.

(e) This figure includes 2,750 shares of Common Stock Mr. Harris is entitled to acquire pursuant to stock options exercisable within sixty days of the filing of this Annual Report.

(f) This figure includes 36,300 shares of Common Stock Mr. Wintemute is entitled to acquire pursuant to stock options exercisable within sixty days of the filing of this report as well as 2,420 shares of Common Stock owned by Mr. Wintemute's minor children for which Mr. Wintemute is a trustee and disclaims beneficial ownership.

(g) This figure includes 36,300 shares of Common Stock Mr. Cassidy is entitled to acquire pursuant to stock options exercisable within sixty days of the filing of this Annual Report.

(h) This figure represents 24,200 shares of Common Stock Mr. Johnson is entitled to acquire pursuant to stock options exercisable within sixty days of the filing of this Annual Report.

(i) This figure represents 4,125 shares of Common Stock Mr. Miles is entitled to acquire pursuant to stock options exercisable within sixty days of the filing of this Annual Report.

(j) This figure includes 2,750 shares of Common Stock Mr. Soderlind is entitled to acquire pursuant to stock options exercisable within sixty days of the filing of this Annual Report.

(k) Under 1% of class.

--------------------------------------------------------------------------------


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

     Based solely on the Company's review of the copies of such forms received by the Company, or representations obtained from certain reporting persons, the Company believes that during the year ended December 31, 2000 all filing requirements applicable to its officers, directors, and greater than ten percent beneficial stockholders were complied with.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth the aggregate cash and other compensation for services rendered for the years ended December 31, 2000, 1999 and 1998 paid or awarded by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company, whose aggregate remuneration exceeded $100,000 (the "named executive officers").

--------------------------------------------------------------------------------


                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                                                    --------------------------------
                                  ANNUAL COMPENSATION(1)                   AWARDS            PAYOUTS
                           ------------------------------------     ----------------------   -------

            (a)             (b)       (c)       (d)        (e)        (f)          (g)         (h)         (i)

                                                          OTHER       RE-       SECURITIES                 ALL
           NAME                                          ANNUAL     STRICTED    UNDERLYING                OTHER
            AND                                          COMPEN-     STOCK       OPTIONS/     LTIP       COMPEN-
         PRINCIPAL                  SALARY     BONUS     SATION     AWARD(s)       SARS      PAYOUTS     SATION
         POSITION          YEAR       ($)      ($)(6)      ($)        ($)          (#)         ($)         ($)
         --------          ----     -------    ------    -------    --------    ----------   -------     -------
Eric G. Wintemute          2000     457,333      --        --          --             --        --       5,360(4)
 President and             1999     328,550      --        --          --         55,000(2)     --       5,082(4)
 Chief Executive Officer   1998     284,177      --        --          --             --        --       5,354(4)

James A. Barry             2000     179,000      --        --          --             --        --       5,360(4)
 Senior V.P., CFO &        1999     148,000      --        --          --             --        --       4,700(4)
 Secretary/Treasurer       1998     152,275      --        --          --             --        --       4,803(4)

David B. Cassidy           2000     239,454      --        --          --             --        --       5,360(4)
 Executive Vice            1999     188,885      --        --          --             --        --       5,130(4)
 President (AMVAC)         1998     194,010      --        --          --             --        --       5,086(4)

Glen D. Johnson(3)         2000     206,669      --        --          --             --        --       5,160(4)
 Sr. Vice President        1999     153,654      --        --          --         33,000(5)     --       2,110(4)
 (AMVAC)                   1998          --      --        --          --             --        --          --

Robert F. Gilbane          2000     205,317      --        --          --             --        --       5,360(4)
 President (GemChem)       1999     177,300      --        --          --             --        --       5,125(4)
                           1998     168,633      --        --          --             --        --       5,125(4)

-------------------

     (1) No executive officer enjoys perquisites that exceed the lesser of $50,000, or 10% of such officer's salary.

     (2) Represents options to purchase Common Stock of the Company in accordance with the terms and conditions of Mr. Wintemute's Employment Agreement.

     (3) Mr. Johnson joined AMVAC Chemical Corporation as Senior Vice President in February, 1999.

     (4) These amounts represent the Company's contribution to the Company's Retirement Savings Plan, a qualified plan under Internal Revenue Code Section 401(k).

     (5) Represents options to purchase Common Stock of the Company in accordance with the terms and conditions of Mr. Johnson's Employment Agreement.

     (6) Included in salary column.

--------------------------------------------------------------------------------


Employment Agreements

     On January 15, 1999, the Company entered into a four-year employment agreement with Mr. Eric G. Wintemute. Mr. Wintemute serves as President and Chief Executive Officer of the Company. Mr. Wintemute's base annual compensation is set by contract. The agreement also granted Mr. Wintemute options to purchase 50,000 shares of Common Stock (options will be adjusted for the 10% stock dividends distributed on April 14, 2000 and April 13, 2001) for the exercise price equal to the closing trading price on the AMEX on April 1, 1999. Such options are exercisable at the rate of 10,000 shares on April 1, 1999, 10,000 shares on January 15, 2000, 10,000 shares on January 15, 2001, 10,000 shares on January 15, 2002 and 10,000 shares on January 15, 2003. Notwithstanding other terms of the agreement, all options granted, if not exercised, expire on January 15, 2008. The agreement also provides Mr. Wintemute with certain additional benefits which are customary for executives in the industry. The Agreement subjects Mr. Wintemute to confidentiality obligations for a period of four years following termination of the agreement.

     On January 1, 1999, the Company entered into a three-year employment agreement with Mr. Glen D. Johnson. Under the agreement, Mr. Johnson serves as Senior Vice President of AMVAC Chemical Corporation. Mr. Johnson's beginning annual salary was set by contract with such annual increases as may be determined by the Compensation Committee, in its sole discretion, except that Mr. Johnson's annual salary will be increased by not less than an amount equal to the cost of living index during each year of the agreement. The agreement also grants Mr. Johnson options to purchase 30,000 shares of Common Stock (options will be adjusted for the 10% stock dividends distributed on April 14, 2000 and April 13, 2001). Such options are exercisable at the rate of 10,000 shares on January 1, 2000, at an exercise price of the average published stock price for the period December 15, 1998 through and including January 1, 1999; 10,000 shares on January 1, 2001, at an exercise price of the average published stock price for the period December 15, 1999 through and including January 1, 2000; and 10,000 shares on January 1, 2002, at an exercise price of the average published stock price for the period December 15, 2000 through and including January 1, 2001. Notwithstanding other terms of the agreement, all options expire on December 31, 2004. The agreement also provides Mr. Johnson with certain additional benefits which are customary for executives in the industry.

     Pursuant to a consulting agreement, Herbert A. Kraft, Co-Chairman of the Company, performs management and financial consulting services for the Company as assigned by the Board of Directors or the Chief Executive Officer. Mr. Kraft's agreement expires July 14, 2001 and calls for a remuneration amount of $100,000 (for the period July 14, 2000 through July 14, 2001).

--------------------------------------------------------------------------------

                               OPTION GRANTS 2000

     There were no options or SAR grants to the named executive officers during the year ended December 31, 2000.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     The following table shows, with respect to the named executive officers, the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2000, with respect to options to purchase Common Stock of American Vanguard Corporation. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end closing price of the Common Stock. The closing price of the Common Stock on December 31, 2000, the last trading day of American Vanguard's fiscal year, was $12.5625 per share. None of the named executive officers exercised any stock options during the year.

                     AGGREGATED OPTION/SAR EXERCISES IN 2000
                          AND FY-END OPTION/SAR VALUES


(a)                    (b)           (c)             (d)                 (e)

                                                   Number of
                                                  Securities           Value of
                                                  Underlying         Unexercised
                      Shares                      Unexercised        In-the-Money
                     Acquired                    Options/SARs      Options/SARs at
                        on           Value       at Fy-End (#)        Fy-End ($)
                     Exercise      Realized      Exercisable/        Exercisable/
                        (#)           ($)        Unexercisable      Unexercisable
                     --------      --------      -------------     ---------------
Eric G. Wintemute       --            --         22,000/33,000     172,582/258,873

James A. Barry          --            --              --                 --

David B. Cassidy        --            --              33,000/0           192,575/0

Glen D. Johnson         --            --         11,000/22,000       77,385/95,202

Robert F. Gilbane       --            --              --                 --

Compensation Interlocks and Insider Participation

     The Compensation Committee of the Board consists of Messrs. Jay R. Harris and Carl R. Soderlind. Mr. Harris and Mr. Soderlind, in addition to being directors also serve on the Audit Committee.

--------------------------------------------------------------------------------


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee sets and administers the policies which govern annual and long-term executive compensation. The Committee is responsible for the design and implementation of salary and incentive programs for executive officers and other key officers/employees/personnel which are consistent with American Vanguard's overall compensation philosophy. Key elements of that philosophy include:

     o Attract and retain quality talent, which is critical to both the short- term and long-term success of the Company.

     o Assuring that total compensation levels are competitive with those at peer companies and are commensurate with relative stockholder returns and the Company's financial performance.

     o Focusing executives on the financial objectives that support total stockholder returns.

     o Emphasizing long-term financial performance and sustained market value creation vs. short-term gains.

     Executive officers of the Company are paid salaries in line with their responsibilities. The salaries (short-term cash compensation) are set in an attempt to pay such officers competitively. With respect to long-term incentive compensation, upon the Committee's recommendation, the Board adopted and the stockholders approved in 1995, the Company's 1994 Stock Incentive Plan (the "Plan") which is designed to link such officers' and other key employees' long-term financial interests to those of the stockholders. The Committee expects to consider future various cash incentive compensation programs specifically tied to Company performance for the employees as a potential method of rewarding the achievement of specific Company performance based goals.

     The foregoing report has been furnished by the Board of Directors, Messrs. Herbert A. Kraft, Glenn A. Wintemute, Eric G. Wintemute, James A. Barry, Jay R. Harris, John B. Miles, and Carl R. Soderlind.

--------------------------------------------------------------------------------


                             STOCK PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative, five-year total return for the Company, the S&P 500 Stock Index, and a peer group selected by Value Line (Chemical--Specialty Industry). The graph assumes that the beginning values of the investments in the Company, the S&P 500 Stock Index, and the peer group of companies each was $100. All calculations assume reinvestment of dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

              AMERICAN VANGUARD CORPORATION, STANDARD & POORS 500
                    AND VALUE LINE CHEMICALS:SPECIALTY INDEX

                                    1995      1996      1997      1998      1999      2000
                                   -------   -------   -------   ------    -------   -------

American Vanguard Corporation      $100.00   $114.73   $101.18   $ 97.84   $103.23   $238.41
Standard & Poors 500               $100.00   $123.25   $164.21   $210.85   $253.61   $227.89
Chemicals:Specialty                $100.00   $119.83   $148.57   $132.15   $130.71   $158.99

Assumes $100 invested at the close of trading 12/95 in American Vanguard Corporation common stock, Standard & Poors 500, and Chemicals:Specialty.

----------
* Cumulative total return assumes reinvestment of dividends.


                                                        SOURCE: VALUE LINE, INC.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

--------------------------------------------------------------------------------


                          ITEM 2 - MANAGEMENT PROPOSAL
                  APPROVAL OF THE AMERICAN VANGUARD CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


BACKGROUND

     The Board of Directors believes it is in the best interests of the Company to encourage stock ownership by employees of the Company (and of any of its designated subsidiaries). Accordingly, on March 16, 2001, the Board of Directors adopted, subject to stockholder approval, the American Vanguard Corporation Employee Stock Purchase Plan (the "Plan"). An aggregate of 200,000 shares of the Company's Common Stock, par value $.10 per share (subject to adjustment for any stock dividend, stock split or other relevant changes in the Company's capitalization) (the "Shares") may be sold pursuant to the Plan. The following is a summary of the material provisions of the Plan.

ADMINISTRATION AND ELIGIBILITY

     The Plan is administered by the Compensation Committee (the "Committee"). The Committee has authority to make rules and regulations governing the administration of the Plan.

     All employees of the Company (and any of its designated subsidiaries) are eligible to participate in the Plan, excluding the following individuals: (i) employees who have been employed for less than six months as of the beginning of an offering period; (ii) employees whose customary employment is 20 hours or less per week; (iii) employees whose customary employment is for not more than five months per year; and (iv) employees who own 5% or more of the total outstanding stock of the Company. As of March 16, 2001, approximately 165 employees were eligible to participate in the Plan.

PARTICIPATION AND TERMS

     An eligible employee may elect to participate in the Plan as of any enrollment date. The enrollment dates occur on the first day of each offering period, which is currently set at six-month intervals.

     To participate in the Plan an employee must complete an enrollment and payroll deduction authorization form provided by the Company which indicates the amounts (not more than 10% and not less than 1%) to be deducted from his or her salary and other eligible compensation and applied to the purchase of the Shares to be made on the fifth business day following the end of each offering period (the "Share Purchase Date"). A Payroll Deduction Account is established by the Company for each participating employee and all payroll deductions made on behalf of such employee are credited to such employee's Payroll Deduction Account.

     On the Share Purchase Date, the amount credited to each participating employee's Payroll Deduction Account is applied to purchase as many Shares as may be purchased

--------------------------------------------------------------------------------


with such amount at the applicable purchase price. The purchase price for the Shares (the "Purchase Price") will be not less than the lesser of 85% of the closing price of shares of Common Stock as reported on the American Stock Exchange (i) on the first trading day of the applicable offering period or (ii) on the last day of the applicable offering period. Employees may purchase Shares through the Plan only by payroll deductions.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Plan at any time, provided that no amendment shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule. The Board of Directors may suspend or discontinue the Plan at any time for any reason. Upon such suspension or termination of the Plan, all payroll deductions shall cease and all amounts then credited to participating employees' Payroll Deduction Accounts shall be refunded, without interest thereon.

FEDERAL INCOME TAX CONSEQUENCES

     The Plan is intended to be an "employee stock purchase plan" as defined in
Section 423 of the Internal Revenue Code (the "Code"). As a result, an employee participant will pay no federal income tax upon enrolling in the Plan or upon purchase of the Shares. A participant will be taxed on any amounts of salary or other eligible compensation credited to the participant's Payroll Deduction Account as if such amounts were paid directly to the participant. A participant may recognize income and/or gain or loss upon the sale or other disposition of Shares purchased under the Plan, the amount and character of which will depend on whether the Shares are held for two years from the first day of the applicable offering period. If the participant sells or otherwise disposes of the Shares within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the Shares on the Share Purchase Date over the Purchase Price, and the Company will be entitled to a tax deduction for the same amount. If the participant sells or otherwise disposes of the Shares after holding the Shares for the two-year period, the participant will recognize ordinary income at the time of such sale or disposition in an amount equal to the lesser of (i) the excess of the market price of the Shares on the first day of the offering period over the Purchase Price, or (ii) the excess of the market price of the Shares at the time of disposition over the Purchase Price. The Company will not be entitled to any tax deduction with respect to Shares purchased under the Plan if the Shares are held for the requisite two-year period. The participant may also recognize capital gain or loss at the time of disposition of the Shares, either short-term or long-term, depending on the holding period for the Shares.

OTHER INFORMATION

     The Plan is intended to go into effect on July 1, 2001. As of March 16, 2001, the closing price of the Company's Common Stock was $11.90.

     The affirmative vote of holders of a majority of the shares of Common Stock represented and entitled to vote at the meeting is required for approval of the Plan.

--------------------------------------------------------------------------------


Abstentions will count as a vote against the proposal but broker/nonvotes will have no effect.

     THE BOARD OF DIRECTORS BELIEVES THAT THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                              INDEPENDENT AUDITORS

     The Board of Directors has reappointed BDO Seidman, LLP ("BDO") as independent auditors to audit the financial statements of the Company for 2001. Fees for the fiscal year were audit and audit related services of approximately $136,000 and all other nonaudit services of approximately $82,000. Representatives of BDO are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

     Any stockholder who intends to nominate candidates for election as directors or present a proposal at the 2001 Annual Meeting, without inclusion of such proposal in the Company's proxy materials, is required to provide notice of such proposal to the Company. Notice must be received by the Corporate Secretary no earlier than December 31, 2001 and no later than January 25, 2002.

                           ANNUAL REPORT ON FORM 10-K

     Upon request, the Company will provide without charge to any beneficial owner of its Common Stock, a copy of its Annual Report on Form 10-K, excluding exhibits but including financial schedules (if applicable), filed with the Securities and Exchange Commission with respect to the year ended December 31, 2000. Requests are to be made to the attention of the Chief Financial Officer, American Vanguard Corporation, 2110 Davie Avenue, Commerce, California 90040.

--------------------------------------------------------------------------------


                                  OTHER MATTERS

     The Company's Annual Report for the year ended December 31, 2000, accompanies this Proxy Statement. The Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than the matters described herein. If any other matter properly comes before the Annual Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              /s/ JAMES A. BARRY
                                              ----------------------------------
                                                  James A. Barry
                                                  Senior Vice President, Chief
                                                  Financial Officer Treasurer
                                                  and Secretary


Dated:  May 28, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee is appointed by the Board of Directors of American Vanguard Corporation, a Delaware corporation (the "Company") for the primary purposes of:

     o Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

     o Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants.

COMPOSITION AND QUALIFICATIONS

     The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the American Stock Exchange LLC. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

The Audit Committee will:

(1) Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

     o Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     o Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

     o Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

     o Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

     o Review with the independent accountants and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations.

(2) Review (by full Committee or Chair) with management and the independent accountants the Company's quarterly financial statements in advance of SEC filings.

(3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

     o Recommend to the Board of Directors the appointment of the independent accountants.

     o Approve the engagement letter and the fees to be paid to the independent accountants.

     o Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less that annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

     o Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

     o Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

(4) Oversee internal audit coverage. In connection with its oversight responsibilities, the Audit Committee will:

     o Review the appointment or replacement of the senior internal auditing executive.

     o Review, in consultation with management, the independent accountants and the senior internal auditing executive, the plan and scope of internal audit activities.

     o    Review internal audit activities, budget and staffing.

     o Review significant reports to management prepared by the internal auditing department and management's responses to such reports.

(5) Review with the independent accountants and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

(6) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

(7) Meet at least annually in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent accountants.

(8) Review periodically with the Company's counsel (i) legal and regulatory matters which may have a material affect on the financial statements, and
     (ii) corporate compliance policies or codes of conduct.

(9) Report regularly to the Board of Directors with respect to Audit Committee activities.

(10) Prepare the report of the Audit committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(11) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

                                   APPENDIX B

                          AMERICAN VANGUARD CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


The purpose of the American Vanguard Corporation Employee Stock Purchase Plan (the "Plan") is to provide an opportunity for employees of American Vanguard Corporation (the "Company") and its Participating Subsidiaries (as defined herein) to purchase shares of common stock, par value $.10 per share, of the Company ("Common Stock") at a discount through voluntary automatic payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

1. SHARES SUBJECT TO PLAN. An aggregate of two hundred thousand (200,000) shares of Common Stock (the "Shares") may be sold pursuant to the Plan. Such Shares may be authorized but unissued Common Stock, treasury shares or Common Stock purchased by the Company in the open market. If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number of Shares available for sale shall be equitably adjusted by the Committee appointed to administer the Plan to give proper effect to such change.

2. ADMINISTRATION. The Board of Directors of the Company ("Board") shall appoint a committee consisting of at least two of its members, that will have the authority and responsibility for the day-to-day administration of the Plan (the "Committee"). Each member of the Committee shall be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor to such Rule) as now or hereafter amended. For as long as it continues to meet this requirement, the Compensation Committee of the Board of Directors of the Company shall serve as the

Committee. The Committee shall have the authority to make rules and regulations governing the administration of the Plan, and any interpretation or decision made by the Committee regarding the administration of the Plan shall be final and conclusive. The Committee may determine prior to each Enrollment Period (as defined in paragraph 7) to limit the number of Shares which may be offered with respect to that Enrollment Period and the manner of allocating the Shares among eligible employees. The Committee may delegate its responsibilities for administering the Plan to any one or more persons as the Committee deems necessary or appropriate; provided, however, that the Committee may not delegate its responsibilities under this Plan to the extent such delegation would cause the Plan to fail to satisfy the administration requirements as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor to such Rule). No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any Shares offered hereunder.

3.   ELIGIBILITY.

     (a) All full-time employees of the Company and of any Participating Subsidiary of the Company which has been specifically designated by the Board as participating in the Plan, shall be eligible to participate in the Plan. For purposes of the Plan, a "Participating Subsidiary" means any present or future parent or subsidiary corporation of the Company (within the meaning of Section 424(e) or (f) of the Code) that is specifically designated by the Board as a participant in the Plan by written instrument delivered to the designated Participating Subsidiary. Such written instrument shall specify the effective date of such designation and shall become, as to such Participating Subsidiary and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to any Participating Subsidiary only to the extent permitted under Section 423 of the Code. Transfers of employment among the Company and any Participating Subsidiary shall not be considered a termination of employment hereunder. Any Participating Subsidiary may, by appropriate action of its Board of Directors, terminate its participation in the Plan. The Board may, in its discretion, terminate a Participating Subsidiary's participation in the Plan at any time.

     (b) Notwithstanding paragraph 3(a), the following employees shall not be eligible to participate in the Plan: (1) employees who have been employed by the Company or a Participating Subsidiary for less than six (6) months prior to an Enrollment Date, (2) employees whose customary employment by the Company or a Participating Subsidiary is 20 hours or less per week, (3) employees whose customary employment by the Company or a Participating Subsidiary is for not more than five months in any calendar year, and (4) employees who, as of the first day of an Enrollment Period, would own shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary (within the meaning of Code Section 424(e) or (f).

4.   PARTICIPATION.

     (a) An eligible employee may elect to participate in the Plan as of any Enrollment Date. "Enrollment Dates" shall occur on the first day of an Enrollment Period (as defined in paragraph 7(a)). Any such election shall be made by completing and forwarding an enrollment and payroll deduction authorization form to the designated Plan representative prior to such Enrollment Date, authorizing payroll deductions in an amount (to be specified as a whole percentage) not greater than 10% and not less than 1% of the employee's Compensation (as defined below) for the payroll period to which the deduction applies. A participating employee may discontinue his or her participation in the Plan as provided in paragraph 6 hereof. Subject to the limitations in this paragraph 4(a), a participant may increase or decrease the rate of his or her payroll deductions during the Enrollment Period by completing and filing with the Company a revised payroll deduction form authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Enrollment Period. A change in the rate of participation during an Enrollment Period shall be effective with the second full payroll period following the Company's receipt of the revised payroll deduction form unless the Company elects to process a given change in participation more quickly. All contributions to the Plan will be through payroll deductions as specified above, and no direct contributions to the Plan will be permitted.

     (b) For purposes of this Plan, the term "Compensation" means the participating employee's annualized base salary paid by the Company (or an eligible subsidiary) that the participating employee would receive at each regular pay period date during an Enrollment Period (but shall not include any incentive compensation, bonus or similar payments not made or payable on a regular basis at each regular pay period date), in each case determined before any deductions for salary deferrals under any applicable Code Section 401(k) plan in which the employee is a participant, and before any deduction for required federal or state withholding taxes and any other amounts which may be withheld pursuant to the Company's medical or health plans, retirement plans or otherwise. Any amounts payable to a participating employee during an Enrollment Period not described in the preceding sentence shall not be treated as Compensation for purposes of this Plan.

     (c) Subject to the limitations set forth in paragraph 7, a participant (i) who has elected to participate in the Plan pursuant to paragraph 4(a) as of an Enrollment Date and (ii) who takes no action to change or revoke such election as of the next following Enrollment Date and/or as of any subsequent Enrollment Date shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Enrollment Date(s) as was in effect immediately prior to any such Enrollment Date.

     (d) If participation in this Plan is extended to the employees of Participating Subsidiaries that are not located in the United States then, unless otherwise specified by the Committee, payroll deductions made with respect to any such employees in currencies other than the United States dollar shall be accumulated in the currency in which such payroll is otherwise made and shall be converted to United States dollars as of the applicable Share Purchase Date (as defined in paragraph 7 below).

5. PAYROLL DEDUCTION ACCOUNTS. The Company shall establish a "Payroll Deduction Account" for each participating employee, and shall credit all payroll deductions made on behalf of each employee pursuant to paragraph 4 to his or her Payroll Deduction Account. No interest shall be credited to any Payroll Deduction Account.

6. WITHDRAWALS. A participating employee may withdraw from the Plan at any time by completing and forwarding a written notice of withdrawal to the designated Plan representative, in accordance with the procedures established by the Committee. Upon receipt of such notice, payroll deductions on behalf of the employee shall be discontinued commencing with the second following payroll period. A participant who withdraws from an Offering shall not be permitted to participate again in such Offering, but may be permitted to participate in any subsequent Offerings under the Plan. Amounts credited to the Payroll Deduction Account of any employee who withdraws shall be paid to him or her in cash, without interest thereon, as soon as practicable after receipt of the notice of withdrawal.

7.   ENROLLMENT PERIODS.

     (a) Enrollment in the Plan shall be implemented by consecutive six-month "Enrollment Periods" with a new Enrollment Period commencing on the first trading day on or after the first day of each January and July during the term of the Plan, or on such other date as the Committee shall determine, and continuing thereafter to the end of such period, subject to termination in accordance with paragraph 17 hereof. The first Enrollment Period hereunder shall commence on July 1, 2001. The Committee shall have the power to change the duration of Enrollment Periods (including the commencement dates thereof) with respect to future offerings. Payroll deductions made on behalf of each participating employee during an Enrollment Period shall, except as otherwise provided in paragraphs 6 or 12 hereof, be used to purchase Shares under the Plan on the applicable Share Purchase Date following the end of the Enrollment Period, as provided in paragraph 7(b).

     (b) The fifth business day following the end of each Enrollment Period prior to the termination of the Plan (or such other trading date as the Committee shall determine) shall constitute the purchase dates (the "Share Purchase Dates") on which each participating employee for whom a Payroll Deduction Account has been maintained shall purchase that number of Shares determined in accordance with paragraph 8(a).

8.   PURCHASE OF SHARES.

     (a) Subject to the limitations set forth in paragraph 7, each employee participating in an offering shall have the right to purchase as many whole and fractional Shares as may be purchased with the amounts credited to his or her Payroll Deduction Account as of the last day of the Enrollment Period immediately preceding the applicable Share Purchase Date (the "Cutoff Date"). On each Share Purchase Date, the amount credited to each participating employee's Payroll Deduction Account as of the immediately preceding Cutoff Date shall be applied to purchase as many whole and fractional Shares as may be purchased with such amount at the Purchase Price determined under paragraph 8(b).

     (b) The "Purchase Price" for Shares purchased under the Plan shall be equal to 85% of the "fair market value" of the Company's Common Stock on the first day of the Enrollment Period or on the last day of the Enrollment Period, whichever amount is lower. For all purposes under the Plan, the "fair market value" of a share of the Company's Common Stock on a particular date shall be equal to the average of the highest and lowest reported sales prices on the American Stock Exchange on that date as reported by The Wall Street Journal in the American Stock Exchange Composite Transactions (or, if no Shares have been traded on that date, on the next preceding regular business date on which Shares are so traded).

     (c) Notwithstanding the foregoing, the Company shall not permit the exercise of any right or option to purchase Shares which would permit an employee's rights to purchase shares under this Plan, or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, to accrue during any calendar year at a rate in excess of $25,000 of the fair market value (as defined in paragraph 8(b) hereof) of such shares, determined at the time such rights are granted for each calendar year in which the right is outstanding at any time. For purposes of this paragraph 8(c), the provisions of Code Section 424(d) shall apply in determining the stock ownership of an employee. Payroll deductions that are limited by this paragraph 8(c) shall re-commence at the rate provided in such participant's payroll deduction authorization at the beginning of the first Enrollment Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to paragraph 4, withdraws from the Plan as provided in paragraph 6 or is terminated from participating in the Plan as provided in paragraph 12.

     (d) Any amounts remaining in an employee's Payroll Deduction Account in excess of the amount that may properly be applied to the purchase of Shares shall remain in such account to purchase Shares as of the next following Share Purchase Date, unless the Plan is subsequently terminated or the employee otherwise ceases to participate in the Plan, in which event such excess shall be refunded to the employee as soon as practicable, without interest thereon.

9. BROKERAGE ACCOUNTS OR PLAN SHARE ACCOUNTS. By enrolling in the Plan, each participating employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each participating employee to be established by the Company or by an outside entity selected by the Committee (a "custodian") which is not a brokerage firm. Shares purchased by an employee pursuant to the Plan shall be held in the employee's brokerage or Plan share account ("Plan Share Account") in his or her name.

10. RIGHTS AS STOCKHOLDER. A participating employee shall have no rights as a stockholder with respect to Shares under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date, and upon such payment the employee shall have all rights (voting and otherwise) with respect to such Shares. With respect to any Shares held in an employee's Plan Share Account, the Company or the custodian, as the case may be, shall, in accordance with procedures adopted by the Company or the custodian, facilitate the employee's voting rights attributable thereto. All dividends attributable to any Shares held in an employee's Plan Share Account shall, in accordance with separate procedures to be adopted by the Company or the custodian and subject to any rights of withdrawal specified above, be held and will be used for the purchase of Shares on any Share Purchase Date at the applicable Purchase Price hereunder.

11.  CERTIFICATES; TRANSFER RESTRICTIONS; NOTICE OF DISPOSITION.

     (a) Certificates for Shares purchased under the Plan will not be issued automatically. However, certificates for whole and fractional Shares purchased under the Plan shall be issued as soon as practicable following an employee's written request. The Company may impose a reasonable charge for the issuance of such certificates. Such certificates will only be issued in the employee's name and not in any street name or in any other fashion. The Committee may cause Shares issued under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in paragraph 11(b) and to assure compliance with applicable laws.

     (b) Shares purchased under the Plan may be sold at any time at the discretion of the employee purchasing such shares. However, except as hereinafter provided, in the event that any Shares purchased by a participating employee in connection with any Enrollment Period under the Plan are sold, assigned, exchanged, or otherwise transferred, encumbered or disposed of by the employee less than six (6) months following the applicable Share Purchase Date with respect to such Shares (or such other period as the Committee may from time to time specify with respect to a particular Enrollment Period) (an "early disposition"), such employee shall immediately cease to be eligible to participate in the Plan, and may not again be eligible to participate in the Plan until the second succeeding Enrollment Period following the date of such early disposition. Amounts previously credited to the Payroll Deduction Account of any employee who becomes an ineligible participant under this paragraph 11(b) shall be paid to him or her, without interest thereon, as soon as practicable after receipt by the Company of notice of such early disposition. Notwithstanding the above, a transfer, exchange or conversion of Shares pursuant to a merger, consolidation or other plan of reorganization of the Company will not result in a early disposition, but the stock, securities or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same transfer restrictions applicable to the original Shares, and shall be held in the employee's brokerage account or Plan Share Account, pursuant to the provisions hereof.

     (c) Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased pursuant to this Plan if such disposition occurs less than two (2) years from the first day of the Enrollment Period with respect to which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

12.  TERMINATION OF EMPLOYMENT.

     (a) Payroll deductions on behalf of a participating employee shall be discontinued, and the employee shall be considered to have immediately withdrawn from the Plan, upon the first to occur of (i) a termination of a participating employee's employment with the Company or a Participating Subsidiary for any reason whatsoever (including but not limited to a transfer to a non-Participating Subsidiary), (ii) the employee otherwise ceasing to be eligible to participate in the Plan within the meaning of paragraph 3 hereof, or
(iii) the occurrence of any circumstances described in paragraph 12(c) below. Upon any withdrawal from the Plan pursuant to this paragraph 12, any amounts then credited to the employee's Payroll Deduction Account shall be paid to the employee, without interest thereon, as soon as practicable following such withdrawal and shall not be used to purchase Shares.

     (b) If a participating employee's participation in the Plan is terminated under paragraph 12(a), any Shares purchased under the Plan that are held by the Company, or by custodian or other authorized brokerage firm under paragraph 9 hereof, shall, within a reasonable period following such termination of participation, be issued to such employee subject to the procedures and limitations set forth in paragraph 11(a).

     (c) For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13. RIGHTS NOT TRANSFERABLE. Rights granted under this Plan are not transferable by a participating employee, and are exercisable during an employee's lifetime only by the employee.

14. EMPLOYMENT RIGHTS. Neither participation in the Plan, nor the exercise of any right or option granted under the Plan, shall be made a condition of employment, or of continued employment with the Company or of any parent or subsidiary.

15. APPLICATION OF FUNDS. All funds received by the Company for Shares sold by the Company on any Share Purchase Date pursuant to this Plan may be used for any corporate purpose. No interest shall be paid or credited to any participant.

16. SECURITIES LAWS. Sales of Shares under the Plan are subject to, and shall be accomplished only in accordance with, the requirements of all applicable securities and other laws. The Company shall not be obligated to issue any Shares under the Plan at any time when the offer, issuance or sale of Shares covered by any right hereunder has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal or foreign laws, rules or regulations, or the requirements of any stock exchange upon which the Shares may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares. Further, all Shares acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of rights to purchase shares granted hereunder to, and the purchase of Shares by, persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall comply with any applicable provisions of Rule 16b-3. As to such persons, this Plan shall be deemed to contain, and such rights shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

17. AMENDMENTS AND TERMINATION. The Board of Directors may amend the Plan at any time, provided that no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule. The Board may suspend the Plan or discontinue the Plan at any time for any reason. Upon any such suspension or termination of the Plan, all payroll deductions shall cease and all amounts then credited to participating employees' Payroll Deduction Accounts shall be refunded, without interest thereon.

18. APPLICABLE LAWS. The Company's obligation to offer, issue, sell or deliver Shares under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Shares, as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan to the contrary, the Company shall not be obligated to offer, issue, sell or deliver Shares under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

19. EXPENSES. Except to the extent provided in paragraph 11, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to participating employees, shall be borne by the Company and its qualified subsidiaries.

20.  COMMITTEE RULES FOR LOCAL JURISDICTIONS.

     (a) The Committee may adopt rules or procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures if participation in this Plan is extended to employees of qualified subsidiaries located outside of the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, conversion of local currency, payroll tax withholding procedures and handling of stock certificates which vary with local law requirements.

     (b) If participation in this Plan is extended to employees of qualified subsidiaries located outside of the United States, the Committee may also adopt sub-plans applicable to particular subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the terms of any such sub-plan, the provisions of this Plan shall govern the operation of any such sub-plan.

21. NO ENLARGEMENT OF EMPLOYEE RIGHTS. Nothing contained in this Plan shall be deemed to give any employee the right to be retained in the employ of the Company or of any subsidiary or to interfere with the right of the Company or subsidiary, subject to any written employment contract to the contrary, to discharge any employee at any time.

22. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Code Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Code Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Code
Section 423. This paragraph 22 shall take precedence over all other provisions in this Plan.

23. GOVERNING LAW. This Plan shall be governed by and construed in accordance with California law, except for its conflicts of laws principles to the extent they might lead to the application of the laws of another jurisdiction.

24. TERM OF THE PLAN. The Plan shall be effective upon the date of its approval by the stockholders of the Company. Except with respect to rights then outstanding, if not sooner terminated under the provisions of paragraph 17, the Plan shall terminate upon, and no further payroll deductions shall be made and no further rights to purchase shares shall be granted after, December 31, 2010.

                         AMERICAN VANGUARD CORPORATION
                       4695  MACARTHUR COURT, SUITE 1250
                        NEWPORT BEACH, CALIFORNIA 92660

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The Undersigned hereby appoints ERIC G. WINTEMUTE and JAMES A. BARRY as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on the reverse, all the shares of common stock of American Vanguard Corporation held of record by the Undersigned on May 18, 2001, at the Annual Meeting of Shareholders, to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, on June 22, 2001, or at any adjournment thereof.

                  (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                         AMERICAN VANGUARD CORPORATION

                                 JUNE 22, 2001


             \/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \/

      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE.

                           FOR all nominees        WITHHOLD
                           listed at right         AUTHORITY
                        (except as indicated        to vote
                           to the contrary)    for all nominees    NOMINEES
1. To elect seven                [ ]                  [ ]          James A. Barry
   directors for                                                   Jay R. Harris
   the ensuring                                                    Herbert A. Kraft
   year:                                                           John B. Miles
                                                                   Carl R. Soderlind
                                                                   Eric G. Wintemute
                                                                   Glenn A. Wintemute

   (INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list at the right.)

                                                   FOR       AGAINST     ABSTAIN
2. To act upon a proposal to approve the
   American Vanguard Corporation Employee          [ ]         [ ]         [ ]
   Stock Purchase Plan; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


SIGNATURE____________________ SIGNATURE____________________ DATED:________, 2001
                                         IF HELD JOINTLY

NOTE: Please sign exactly as name appears. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a Partnership, please sign in the partnership name by an authorized person.